Exhibit 10.13.10

EXECUTION

AMENDMENT NO. 10

TO MASTER REPURCHASE AGREEMENT

Amendment No. 10 to Master Repurchase Agreement, dated as of August 3, 2020 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and United Shore Financial Services, LLC (the “Seller”).

RECITALS

The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of November 5, 2014 (as amended by Amendment No. 1, dated as of November 4, 2015, Amendment No. 2, dated as of August 16, 2016, Amendment No. 3, dated as of November 2, 2016, Amendment No. 4, dated as of January 12, 2018, Amendment No. 5, dated as of May 30, 2018, Amendment No. 6, dated as of January 14, 2019, Amendment No. 7, dated as of February 21, 2019, Amendment No. 8, dated as of January 13, 2020 and Amendment No. 9, dated as of April 15, 2020, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of November 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. The definition of “Asset Value” in Section 2 of the Existing Repurchase Agreement is hereby amended by: (i) deleting “or” at the end of clause (a)(ix), (ii) deleting “and” at the end of clause (a)(x) and replacing it with “or” and (iii) adding the following new subsection at the end of subsection (a):

(xi) such Purchase Asset is a Conforming Mortgage Loan and (x) has been subject to a Transaction for more than thirty (30) calendar days and (y) Seller fails to deliver the documents required pursuant to Section 11(ii); and

SECTION 2. Covenants. Section 11 of the Existing Repurchase Agreement is hereby amended by adding the following new subsection at the end thereof:

(ii) Conforming Mortgage Loan Reporting. If a Conforming Mortgage Loan has been subject to a Transaction hereunder for thirty (30) calendar days or more, Seller Party shall provide copies of the documents listed in subsections (a)(iii), (a)(iv) and (a)(viii) of Exhibit A to the Custodial Agreement to Buyer within two (2) Business Days.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(b) Amendment No. 23 to the Pricing Letter, executed and delivered by duly authorized officers, as applicable, of the Buyer and Seller; and

(c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 5. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the federal Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

SECTION 9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Gary Timmerman
Name: GARY TIMMERMAN
Title: MANAGING DIRECTOR

By:	/s/ Ari Lash
Name: Ari Lash
Title: Executive Director

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Alex Elezaj
Name: Alex Elezaj
Title: Chief Strategy Officer

Signature Page to Amendment No. 10 to Master Repurchase Agreement